Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED STATEMENT OF OPERATIONS

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	36,179				36,179	21,627	27,002	30,243	32,604	111,476
Equity in earnings of affiliates	685				685	285	830	982	807	2,904
Net gain on dispositions	1				1	—	2	9	7	18
Other income (loss)*	(143)				(143)	15	51	238	150	454
Total Revenues and Other Income	36,722				36,722	21,927	27,885	31,472	33,568	114,852

Costs and Expenses
Purchased crude oil and products	33,495				33,495	20,065	25,218	27,529	29,290	102,102
Operating expenses	1,340				1,340	1,380	1,175	1,166	1,426	5,147
Selling, general and administrative expenses	433				433	408	433	424	479	1,744
Depreciation and amortization	338				338	356	364	361	524	1,605
Impairments	—				—	198	—	1,298	2	1,498
Taxes other than income taxes	149				149	139	119	85	67	410
Accretion on discounted liabilities	6				6	6	6	6	6	24
Interest and debt expense	135				135	146	143	151	141	581
Foreign currency transaction (gains) losses	(2)				(2)	—	(9)	4	6	1
Total Costs and Expenses	35,894				35,894	22,698	27,449	31,024	31,941	113,112
Income (loss) before income taxes	828				828	(771)	436	448	1,627	1,740
Income tax expense (benefit)	171				171	(132)	62	(40)	256	146
Net Income (Loss)	657				657	(639)	374	488	1,371	1,594
Less: net income attributable to noncontrolling interests	75				75	15	78	86	98	277
Net Income (Loss) Attributable to Phillips 66	582				582	(654)	296	402	1,273	1,317

Net Income (Loss) Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	1.29				1.29	(1.49)	0.66	0.91	2.89	2.97
Diluted	1.29				1.29	(1.49)	0.66	0.91	2.88	2.97

Weighted-Average Common Shares Outstanding (thousands)
Basic	449,298				449,298	439,504	439,940	440,193	440,469	440,028
Diluted	450,011				450,011	439,504	440,396	440,368	441,584	440,364

Effective tax rate (%)	20.7%				20.7%	17.1%	14.2%	(8.9)%	15.7%	8.4%
Adjusted effective tax rate (%)	20.7%				20.7%	15.9%	18.9%	16.1%	20.2%	18.6%
* Includes the unrealized investment gain (loss) on our investment in NOVONIX Limited (NOVONIX). See NOVONIX Investment table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	242				242	76	312	629	593	1,610
Chemicals	396				396	154	623	631	436	1,844
Refining	123				123	(1,040)	(729)	(1,126)	346	(2,549)
Marketing and Specialties	316				316	290	476	545	498	1,809
Corporate and Other	(249)				(249)	(251)	(246)	(231)	(246)	(974)
Income (loss) before income taxes	828				828	(771)	436	448	1,627	1,740
Less: income tax expense (benefit)	171				171	(132)	62	(40)	256	146
Net Income (Loss)	657				657	(639)	374	488	1,371	1,594
Less: net income attributable to noncontrolling interests	75				75	15	78	86	98	277
Net Income (Loss) Attributable to Phillips 66	582				582	(654)	296	402	1,273	1,317

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	278				278	206	224	254	273	957
NGL and Other	91				91	36	83	133	138	390
DCP Midstream	31				31	34	9	31	111	185
NOVONIX*	(158)				(158)	—	—	224	146	370
Total Midstream	242				242	276	316	642	668	1,902
Chemicals	396				396	184	657	634	424	1,899
Refining
Atlantic Basin/Europe	143				143	(152)	(108)	93	114	(53)
Gulf Coast	21				21	(247)	(253)	(31)	80	(451)
Central Corridor	(135)				(135)	(241)	(76)	232	145	60
West Coast	111				111	(386)	(269)	(110)	65	(700)
Total Refining	140				140	(1,026)	(706)	184	404	(1,144)
Marketing and Specialties
Marketing and Other	203				203	211	392	454	402	1,459
Specialties	113				113	79	87	93	97	356
Total Marketing and Specialties	316				316	290	479	547	499	1,815
Corporate and Other	(249)				(249)	(251)	(244)	(230)	(245)	(970)
Adjusted income (loss) before income taxes	845				845	(527)	502	1,777	1,750	3,502
Less: adjusted income tax expense (benefit)	175				175	(84)	95	286	354	651
Adjusted Net Income (Loss)	670				670	(443)	407	1,491	1,396	2,851
Less: adjusted net income attributable to noncontrolling interests	75				75	66	78	88	98	330
Adjusted Net Income (Loss) Attributable to Phillips 66	595				595	(509)	329	1,403	1,298	2,521
* Represents the change in fair value of our investment in NOVONIX. See NOVONIX Investments table on page 5 for more details.

Phillips 66 Earnings Release Supplemental Data

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Impairments	—				—	(198)	—	(10)	—	(208)
Pension settlement expense	—				—	—	(4)	(3)	(1)	(8)
Hurricane-related costs	—				—	—	—	—	(4)	(4)
Winter-storm-related costs	—				—	(2)	—	—	—	(2)
Alliance shutdown-related costs*	—				—	—	—	—	(70)	(70)
Total Midstream	—				—	(200)	(4)	(13)	(75)	(292)

Chemicals
Pension settlement expense	—				—	—	(18)	(2)	(2)	(22)
Hurricane-related costs	—				—	—	—	(1)	—	(1)
Winter-storm-related costs	—				—	(30)	(16)	—	14	(32)
Total Chemicals	—				—	(30)	(34)	(3)	12	(55)

Refining
Impairments	—				—	—	—	(1,288)	—	(1,288)
Certain tax impacts	—				—	—	—	—	11	11
Pension settlement expense	—				—	—	(20)	(12)	(5)	(37)
Hurricane-related costs	(17)				(17)	—	—	(10)	(30)	(40)
Winter-storm-related costs	—				—	(14)	(3)	—	—	(17)
Alliance shutdown-related costs*	—				—	—	—	—	(122)	(122)
Regulatory compliance costs	—				—	—	—	—	88	88
Total Refining	(17)				(17)	(14)	(23)	(1,310)	(58)	(1,405)

Marketing and Specialties
Pension settlement expense	—				—	—	(3)	(2)	(1)	(6)
Total Marketing and Specialties	—				—	—	(3)	(2)	(1)	(6)

Corporate and Other
Pension settlement expense	—				—	—	(2)	(1)	(1)	(4)
Total Corporate and Other	—				—	—	(2)	(1)	(1)	(4)

Total Special Items (Pre-tax)	(17)				(17)	(244)	(66)	(1,329)	(123)	(1,762)

Less: Income Tax Benefit
Tax impact of pre-tax special items**	(4)				(4)	(48)	(16)	(323)	(33)	(420)
Other tax impacts	—				—	—	(17)	(3)	(65)	(85)
Total Income Tax Benefit	(4)				(4)	(48)	(33)	(326)	(98)	(505)

Less: Income (Loss) Attributable to Noncontrolling Interests
Impairments	—				—	(51)	—	(2)	—	(53)
Total Income (Loss) Attributable to Noncontrolling Interests	—				—	(51)	—	(2)	—	(53)

Total Phillips 66 Special Items (After-tax)	(13)				(13)	(145)	(33)	(1,001)	(25)	(1,204)
* Costs related to the shutdown of the Alliance Refinery totaled $192 million pre-tax in the fourth quarter of 2021. Shutdown-related costs recorded in the Refining segment include asset retirements of $91 million pre-tax recorded in depreciation and amortization expense and pre-tax charges for severance and other exit costs of $31 million. Shutdown-related costs in the Midstream segment include asset retirements of $70 million pre-tax recorded in depreciation and amortization expense.
** We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 25%. Taxable special items attributable to foreign locations likewise use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—				—	(199)	—	(10)	(70)	(279)
NGL and Other	—				—	(1)	(4)	(3)	(5)	(13)
DCP Midstream	—				—	—	—	—	—	—
NOVONIX	—				—	—	—	—	—	—
Total Midstream	—				—	(200)	(4)	(13)	(75)	(292)

Refining
Atlantic Basin/Europe	—				—	(1)	(2)	(3)	23	17
Gulf Coast	(17)				(17)	(6)	(11)	(1,302)	(119)	(1,438)
Central Corridor	—				—	(7)	(6)	(3)	26	10
West Coast	—				—	—	(4)	(2)	12	6
Total Refining	(17)				(17)	(14)	(23)	(1,310)	(58)	(1,405)

Marketing and Specialties
Marketing and Other	—				—	—	(3)	(2)	(1)	(6)
Specialties	—				—	—	—	—	—	—
Total Marketing and Specialties	—				—	—	(3)	(2)	(1)	(6)

Phillips 66 Earnings Release Supplemental Data

CASH FLOW INFORMATION

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income (loss)	657				657	(639)	374	488	1,371	1,594
Depreciation and amortization	338				338	356	364	361	524	1,605
Impairments	—				—	198	—	1,298	2	1,498
Accretion on discounted liabilities	6				6	6	6	6	6	24
Deferred income taxes	142				142	(103)	266	(453)	18	(272)
Undistributed equity earnings	(100)				(100)	217	(218)	(77)	(50)	(128)
Net gain on dispositions	(1)				(1)	—	(2)	(3)	(2)	(7)
Unrealized investment (gain) loss*	169				169	—	—	(224)	(141)	(365)
Other	40				40	138	120	31	(340)	(51)
Net working capital changes	(115)				(115)	98	833	776	412	2,119
Net Cash Provided by Operating Activities	1,136				1,136	271	1,743	2,203	1,800	6,017

Cash Flows From Investing Activities
Capital expenditures and investments	(370)				(370)	(331)	(380)	(552)	(597)	(1,860)
Return of investments in equity affiliates	15				15	58	100	78	31	267
Proceeds from asset dispositions	1				1	—	24	2	1	27
Advances/loans—related parties	—				—	(155)	(90)	(65)	—	(310)
Collection of advances/loans—related parties	—				—	—	—	1	1	2
Other	(74)				(74)	(39)	(6)	40	7	2
Net Cash Used in Investing Activities	(428)				(428)	(467)	(352)	(496)	(557)	(1,872)

Cash Flows From Financing Activities
Issuance of debt	—				—	450	15	(15)	993	1,443
Repayment of debt	(24)				(24)	(925)	(54)	(506)	(1,469)	(2,954)
Issuance of common stock	23				23	20	4	—	2	26
Dividends paid on common stock	(404)				(404)	(394)	(394)	(394)	(403)	(1,585)
Distributions to noncontrolling interests	(77)				(77)	(76)	(82)	(81)	(85)	(324)
Repurchase of noncontrolling interests	—				—	—	(24)	—	—	(24)
Other	(30)				(30)	(20)	(7)	(9)	(16)	(52)
Net Cash Used in Financing Activities	(512)				(512)	(945)	(542)	(1,005)	(978)	(3,470)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(8)				(8)	(22)	7	(12)	(15)	(42)

Net Change in Cash and Cash Equivalents	188				188	(1,163)	856	690	250	633
Cash and cash equivalents at beginning of period	3,147				3,147	2,514	1,351	2,207	2,897	2,514
Cash and Cash Equivalents at End of Period	3,335				3,335	1,351	2,207	2,897	3,147	3,147
* Represents the unrealized gain (loss) on our investment in NOVONIX. See NOVONIX Investment table on page 5 for more details.

CAPITAL PROGRAM

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	164				164	100	141	328	169	738
Chemicals	—				—	—	—	—	—	—
Refining	171				171	184	186	158	251	779
Marketing and Specialties	11				11	22	22	28	130	202
Corporate and Other	24				24	25	31	38	47	141
Consolidated Capital Expenditures and Investments	370				370	331	380	552	597	1,860

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	11				11	7	14	15	19	55
CPChem (Chemicals)	113				113	79	72	88	128	367
WRB (Refining)	42				42	59	47	61	62	229
Selected Equity Affiliates	166				166	145	133	164	209	651

* Represents Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem) and WRB Refining LP (WRB).

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Transportation	278				278	7	224	244	203	678
NGL and Other	91				91	35	79	130	133	377
DCP Midstream	31				31	34	9	31	111	185
NOVONIX	(158)				(158)	—	—	224	146	370
Income (Loss) before Income Taxes	242				242	76	312	629	593	1,610

Equity in Earnings of Affiliates
Transportation	154				154	126	120	140	142	528
NGL and Other	42				42	37	44	40	42	163
DCP Midstream	31				31	34	8	32	112	186
NOVONIX	—				—	—	—	—	—	—
Total	227				227	197	172	212	296	877

NOVONIX Investment
Unrealized Investment Gain (Loss)	(169)				(169)	—	—	224	141	365
Unrealized Foreign Currency Transaction Gain	11				11	—	—	—	5	5
Change in Fair Value of NOVONIX Investment	(158)				(158)	—	—	224	146	370

Depreciation and Amortization*
Transportation	39				39	40	40	45	109	234
NGL and Other	55				55	52	52	52	53	209
DCP Midstream	—				—	—	—	—	—	—
NOVONIX	—				—	—	—	—	—	—
Total	94				94	92	92	97	162	443
* Excludes D&A of all non-consolidated affiliates.

Operating and SG&A Expenses*
Transportation	186				186	173	189	188	209	759
NGL and Other	107				107	122	88	85	113	408
DCP Midstream	—				—	—	—	1	1	2
NOVONIX	—				—	—	—	—	—	—
Total	293				293	295	277	274	323	1,169
* Excludes operating and SG&A expenses of all non-consolidated affiliates.

Transportation Volumes (MB/D)
Pipelines*	3,099				3,099	2,801	3,424	3,483	3,370	3,271
Terminals	2,900				2,900	2,675	2,786	2,771	2,927	2,790
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment.

PSX Other Volumes
NGL Fractionated (MB/D)*	452				452	363	401	420	454	410
* Excludes DCP Midstream.

Market Indicator
Weighted-Average NGL Price ($/gal)*	1.10				1.10	0.69	0.71	0.91	1.00	0.83
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

100% DCP Midstream, LLC Results
Net Income (Loss) Attributable to Owners	1				1	27	(35)	23	199	214

Depreciation and Amortization	89				89	91	92	90	91	364

Operating and SG&A Expenses	205				205	189	222	230	250	891

Net Interest Expense*	70				70	77	77	73	72	299
* Net of interest income.

Capital Expenditures and Investments	22				22	14	28	30	38	110

Selected DCP Operating Statistics
Wellhead Volume (Bcf/D)	4.1				4.1	4.1	4.4	4.2	4.2	4.2
NGL Production (MB/D)	400				400	356	406	398	416	394

MLP Distributions*
LP Distribution from DCP Midstream, LP to DCP Midstream**	***				***	46	46	46	46	184

* Cash distributions declared attributable to common unit ownership. These distributions are eliminated in the respective sponsors consolidated financial statements.
** Represents 100% of DCP Midstream's distributions from DCP Midstream, LP (DCP Partners).
*** Pending DCP Midstream release.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income before Income Taxes to Adjusted EBITDA
Income before income taxes	242				242	76	312	629	593	1,610
Plus:
Depreciation and amortization	94				94	92	92	97	162	443
EBITDA	336				336	168	404	726	755	2,053

Special Item Adjustments (pre-tax):
Impairments	—				—	198	—	10	—	208
Pension settlement expense	—				—	—	4	3	1	8
Hurricane-related costs	—				—	—	—	—	4	4
Winter-storm-related costs	—				—	2	—	—	—	2
Total Special Item Adjustments (pre-tax)	—				—	200	4	13	5	222
Change in Fair Value of NOVONIX Investment*	158				158	—	—	(224)	(146)	(370)
EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment**	494				494	368	408	515	614	1,905

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	2				2	2	4	4	4	14
Proportional share of selected equity affiliates net interest	41				41	43	43	42	41	169
Proportional share of selected equity affiliates depreciation and amortization	56				56	57	57	58	57	229
Adjusted EBITDA attributable to joint venture partners' noncontrolling interests	(24)				(24)	(18)	(20)	(22)	(21)	(81)
Adjusted EBITDA**	569				569	452	492	597	695	2,236
* See NOVONIX Investment table on page 5 for more details.
** Prior period information has been recasted to exclude the change in fair value of our investment in NOVONIX.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Transportation
Income before income taxes	278				278	7	224	244	203	678
Plus:
Depreciation and amortization	39				39	40	40	45	109	234
EBITDA	317				317	47	264	289	312	912

Special Item Adjustments (pre-tax):
Impairments	—				—	198	—	10	—	208
Winter-storm-related costs	—				—	1	—	—	—	1
EBITDA, Adjusted for Special Items	317				317	246	264	299	312	1,121

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	2				2	2	4	4	4	14
Proportional share of selected equity affiliates net interest	21				21	21	21	21	21	84
Proportional share of selected equity affiliates depreciation and amortization	37				37	37	37	38	38	150
Adjusted EBITDA attributable to joint venture partners' noncontrolling interests	(24)				(24)	(18)	(20)	(22)	(21)	(81)
Adjusted EBITDA	353				353	288	306	340	354	1,288

NGL and Other
Income before income taxes	91				91	35	79	130	133	377
Plus:
Depreciation and amortization	55				55	52	52	52	53	209
EBITDA	146				146	87	131	182	186	586

Special Item Adjustments (pre-tax):
Pension settlement expense	—				—	—	4	3	1	8
Hurricane-related costs	—				—	—	—	—	4	4
Winter-storm-related costs	—				—	1	—	—	—	1
EBITDA, Adjusted for Special Items	146				146	88	135	185	191	599

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—				—	—	—	—	—	—
Proportional share of selected equity affiliates depreciation and amortization	5				5	5	5	5	5	20
Adjusted EBITDA	151				151	93	140	190	196	619

DCP Midstream
Income before income taxes	31				31	34	9	31	111	185
Plus:
None	—				—	—	—	—	—	—
EBITDA	31				31	34	9	31	111	185

Special Item Adjustments (pre-tax):
None	—				—	—	—	—	—	—
EBITDA, Adjusted for Special Items	31				31	34	9	31	111	185

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	20				20	22	22	21	20	85
Proportional share of selected equity affiliates depreciation and amortization	14				14	15	15	15	14	59
Adjusted EBITDA*	65				65	71	46	67	145	329
* Proportional share of selected equity affiliates is net of noncontrolling interests.

Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	396				396	154	623	631	436	1,844

Equity in Earnings of Affiliate	393				393	152	620	627	433	1,832

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings
Olefins and Polyolefins	736				736	288	1,124	1,224	851	3,487
Specialties, Aromatics and Styrenics	60				60	53	157	73	76	359
Corporate and Other	(32)				(32)	(37)	(41)	(44)	(40)	(162)
Total	764				764	304	1,240	1,253	887	3,684

Income (Loss) before Income Taxes
Olefins and Polyolefins	750				750	299	1,143	1,237	872	3,551
Specialties, Aromatics and Styrenics	69				69	58	164	80	82	384
Corporate and Other	(32)				(32)	(37)	(41)	(41)	(40)	(159)
Total	787				787	320	1,266	1,276	914	3,776

Depreciation and Amortization	141				141	146	144	151	151	592

Net Interest Expense*	23				23	22	24	24	24	94
* Net of interest income.

Investing Cash Flows—Outflows/(Inflows)
Capital Expenditures and Investments	225				225	157	144	177	255	733
Return of Investments from Equity Companies	(26)				(26)	(30)	(107)	(82)	(46)	(265)

Olefins and Polyolefins Capacity Utilization (%)	99%				99%	79%	102%	102%	97%	95%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	39.5				39.5	41.9	41.1	45.6	38.4	41.8
HDPE Blow Molding, Domestic Spot (cents/lb)	69.8				69.8	71.9	88.3	98.8	84.8	86.0

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	22.3				22.3	13.2	12.5	16.1	20.8	15.7
HDPE Blow Molding, Total Cash Cost (cents/lb)	53.9				53.9	55.7	54.9	59.7	52.8	55.8

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	33.2				33.2	44.9	62.0	68.6	49.6	56.3
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	396				396	154	623	631	436	1,844
Plus:
None	—				—	—	—	—	—	—
EBITDA	396				396	154	623	631	436	1,844

Special Item Adjustments (pre-tax):
Pension settlement expense	—				—	—	18	2	2	22
Hurricane-related costs	—				—	—	—	1	—	1
Winter-storm-related costs	—				—	30	16	—	(14)	32
EBITDA, Adjusted for Special Items	396				396	184	657	634	424	1,899

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	29				29	28	48	33	35	144
Proportional share of selected equity affiliates net interest	11				11	11	12	12	13	48
Proportional share of selected equity affiliates depreciation and amortization	101				101	103	102	102	104	411
Adjusted EBITDA	537				537	326	819	781	576	2,502

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe	143				143	(153)	(110)	90	137	(36)
Gulf Coast	4				4	(253)	(264)	(1,333)	(39)	(1,889)
Central Corridor	(135)				(135)	(248)	(82)	229	171	70
West Coast	111				111	(386)	(273)	(112)	77	(694)
Income (Loss) before Income Taxes	123				123	(1,040)	(729)	(1,126)	346	(2,549)

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	2.98				2.98	(3.57)	(2.20)	1.88	2.85	(0.19)
Gulf Coast	0.08				0.08	(4.64)	(3.81)	(20.82)	(0.74)	(7.84)
Central Corridor	(5.70)				(5.70)	(12.55)	(3.49)	8.68	6.58	0.73
West Coast	3.84				3.84	(14.89)	(9.70)	(3.67)	2.71	(6.14)
Worldwide	0.81				0.81	(7.27)	(4.26)	(6.67)	2.23	(3.99)

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	11.71				11.71	4.86	4.63	9.27	11.00	7.48
Gulf Coast	7.71				7.71	3.39	2.10	5.75	9.19	4.92
Central Corridor	7.89				7.89	5.97	6.40	12.47	12.60	9.65
West Coast	17.68				17.68	3.33	3.37	7.46	15.41	7.49
Worldwide	10.55				10.55	4.36	3.92	8.57	11.60	7.15
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(3)				(3)	(2)	(2)	(3)	(2)	(9)
Gulf Coast	(2)				(2)	(3)	—	(1)	(7)	(11)
Central Corridor	(16)				(16)	(117)	(65)	31	(13)	(164)
West Coast	—				—	—	—	—	—	—
Total	(21)				(21)	(122)	(67)	27	(22)	(184)

Depreciation and Amortization*
Atlantic Basin/Europe	52				52	52	52	52	54	210
Gulf Coast	51				51	77	77	73	150	377
Central Corridor	35				35	34	34	34	37	139
West Coast	60				60	54	57	57	72	240
Total	198				198	217	220	216	313	966
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Atlantic Basin/Europe	310				310	244	235	258	314	1,051
Gulf Coast	318				318	331	313	327	388	1,359
Central Corridor	198				198	212	132	136	199	679
West Coast	314				314	393	291	277	300	1,261
Total	1,140				1,140	1,180	971	998	1,201	4,350
* Excludes operating and SG&A expenses of all equity affiliates.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	13				13	17	13	32	34	96
Gulf Coast	31				31	33	9	24	27	93
Central Corridor	26				26	17	36	13	28	94
West Coast	32				32	125	60	12	17	214
Total	102				102	192	118	81	106	497
* Excludes turnaround expense of all equity affiliates.

Taxes Other than Income Taxes
Atlantic Basin/Europe	19				19	20	18	15	16	69
Gulf Coast	27				27	27	25	13	8	73
Central Corridor	18				18	15	11	12	13	51
West Coast	24				24	23	22	4	—	49
Total	88				88	85	76	44	37	242

Foreign Currency Gains (Losses) Pre-Tax	(8)				(8)	1	9	(4)	(10)	(4)

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	(21)				(21)	(122)	(67)	27	(22)	(184)
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(228)				(228)	(129)	(167)	(220)	(216)	(732)
Equity affiliate-related expenses not included in Realized Refining Margins	(249)				(249)	(251)	(234)	(193)	(238)	(916)
Regional Totals
Atlantic Basin/Europe	(26)				(26)	(45)	(44)	(22)	(21)	(132)
Gulf Coast	(2)				(2)	(3)	—	(1)	(7)	(11)
Central Corridor	(221)				(221)	(203)	(190)	(170)	(210)	(773)
Total	(249)				(249)	(251)	(234)	(193)	(238)	(916)
* Other costs associated with equity affiliates which do not flow through equity earnings (losses).

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income (Loss) before Income Taxes to Adjusted EBITDA ($ Millions)
Income (loss) before income taxes	123				123	(1,040)	(729)	(1,126)	346	(2,549)
Plus:
Depreciation and amortization	198				198	217	220	216	313	966
EBITDA	321				321	(823)	(509)	(910)	659	(1,583)

Special Item Adjustments (pre-tax):
Impairments	—				—	—	—	1,288	—	1,288
Certain tax impacts	—				—	—	—	—	(11)	(11)
Pension settlement expense	—				—	—	20	12	5	37
Hurricane-related costs	17				17	—	—	10	30	40
Winter-storm-related costs	—				—	14	3	—	—	17
Alliance shutdown-related costs	—				—	—	—	—	31	31
Regulatory compliance costs	—				—	—	—	—	(88)	(88)
EBITDA, Adjusted for Special Items	338				338	(809)	(486)	400	626	(269)

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	(2)	(1)	—	3	—
Proportional share of selected equity affiliates net interest	2				2	2	2	1	4	9
Proportional share of selected equity affiliates depreciation and amortization	23				23	25	26	27	25	103
Adjusted EBITDA	363				363	(784)	(459)	428	658	(157)

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	503				503	438	513	487	478	479
Total Processed Inputs (MB/D)	533				533	476	549	519	523	517
Crude Oil Capacity Utilization (%)	94%				94%	82%	96%	91%	89%	89%
Clean Product Yield (%)	85%				85%	86%	83%	84%	84%	84%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	497				497	553	687	623	505	592
Total Processed Inputs (MB/D)	579				579	606	762	697	575	660
Crude Oil Capacity Utilization (%)	94%				94%	71%	88%	80%	95%	82%
Clean Product Yield (%)	77%				77%	73%	78%	78%	80%	77%

Central Corridor*
Crude Oil Charge Input (MB/D)	453				453	384	462	493	503	461
Total Processed Inputs (MB/D)	470				470	397	475	506	519	474
Crude Oil Capacity Utilization (%)	85%				85%	72%	87%	93%	95%	87%
Clean Product Yield (%)	88%				88%	86%	87%	88%	90%	88%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	294				294	268	286	302	278	284
Total Processed Inputs (MB/D)	321				321	288	309	332	308	310
Crude Oil Capacity Utilization (%)	81%				81%	74%	79%	83%	76%	78%
Clean Product Yield (%)	90%				90%	86%	83%	90%	92%	88%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,747				1,747	1,643	1,948	1,905	1,764	1,816
Total Processed Inputs (MB/D)	1,903				1,903	1,767	2,095	2,054	1,925	1,961
Crude Oil Capacity Utilization (%)	89%				89%	74%	88%	86%	90%	84%
Clean Product Yield (%)	84%				84%	82%	82%	84%	86%	83%

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	226				226	220	242	232	237	233
Distillates	210				210	175	197	188	190	188
Other	102				102	87	113	103	101	101
Total	538				538	482	552	523	528	522
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	233				233	219	310	281	243	263
Distillates	194				194	201	257	235	195	222
Other	163				163	183	196	184	146	177
Total	590				590	603	763	700	584	662

Central Corridor*
Gasoline	235				235	191	227	255	266	235
Distillates	176				176	149	183	187	201	180
Other	63				63	58	65	68	55	61
Total	474				474	398	475	510	522	476
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	166				166	138	138	166	170	153
Distillates	123				123	110	118	131	113	118
Other	32				32	40	51	32	26	37
Total	321				321	288	307	329	309	308

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	860				860	768	917	934	916	884
Distillates	703				703	635	755	741	699	708
Other	360				360	368	425	387	328	376
Total	1,923				1,923	1,771	2,097	2,062	1,943	1,968

Market Indicators*
Crude and Crude Differentials ($/BBL)
WTI	94.49				94.49	57.84	66.09	70.58	77.35	67.96
Brent	101.40				101.40	60.90	68.83	73.47	79.73	70.73
LLS	96.77				96.77	59.98	67.95	71.51	78.40	69.46
ANS	95.61				95.61	60.76	68.44	72.73	79.81	70.44
WTI less Maya	5.62				5.62	1.44	3.21	4.37	5.59	3.65
WTI less WCS (settlement differential)	14.53				14.53	12.47	11.49	13.58	14.64	13.04

Natural Gas ($/MMBtu)
Henry Hub	4.60				4.60	3.51	2.88	4.28	4.74	3.85

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	13.57				13.57	11.73	18.61	21.15	17.90	17.35
East Coast Distillate less Brent	28.40				28.40	12.09	15.24	16.07	20.47	15.97
Gulf Coast
Gulf Coast Gasoline less LLS	16.24				16.24	11.22	15.47	18.61	14.64	14.99
Gulf Coast Distillate less LLS	28.52				28.52	11.30	14.03	15.87	19.12	15.08
Central Corridor
Central Gasoline less WTI	16.17				16.17	14.90	19.96	20.83	13.87	17.39
Central Distillate less WTI	27.31				27.31	17.24	18.40	19.38	19.73	18.69
West Coast
West Coast Gasoline less ANS	31.92				31.92	16.88	24.76	23.54	22.75	21.98
West Coast Distillate less ANS	32.28				32.28	14.14	15.28	18.55	22.44	17.60

Worldwide Market Crack Spread ($/BBL)**	21.93				21.93	13.23	17.76	19.44	17.93	17.09
* Based on daily spot prices, unless otherwise noted.
** Weighted average based on Phillips 66 crude capacity.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Marketing and Other	203				203	211	389	452	401	1,453
Specialties	113				113	79	87	93	97	356
Income before Income Taxes	316				316	290	476	545	498	1,809

Income before Income Taxes ($/BBL)
U.S.	1.13				1.13	1.36	2.15	1.93	1.44	1.74
International	0.92				0.92	2.24	1.96	4.84	7.13	4.13

Realized Marketing Fuel Margins ($/BBL)*
U.S.	1.59				1.59	1.94	2.62	2.29	1.87	2.19
International	2.30				2.30	4.01	2.89	6.75	9.81	5.96
* See note on the use of non-GAAP measures. Also, reconciliations of income before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*
Marketing and Other	167				167	104	138	111	122	475
Specialties	101				101	84	64	61	77	286
Total	268				268	188	202	172	199	761
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates
Marketing and Other	33				33	26	46	48	41	161
Specialties	52				52	32	59	68	59	218
Total	85				85	58	105	116	100	379

Depreciation and Amortization*
Marketing and Other	23				23	23	24	23	25	95
Specialties	4				4	4	6	4	4	18
Total	27				27	27	30	27	29	113
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Marketing and Other	288				288	258	284	280	318	1,140
Specialties	32				32	29	30	30	33	122
Total	320				320	287	314	310	351	1,262
* Excludes operating and SG&A expenses of all equity affiliates.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,046				1,046	960	1,095	1,098	1,142	1,074
Distillates	834				834	660	776	895	822	789
Other	—				—	—	—	—	—	—
Total	1,880				1,880	1,620	1,871	1,993	1,964	1,863

International Marketing
Gasoline	83				83	63	81	91	82	80
Distillates	177				177	158	171	179	174	170
Other	17				17	18	18	17	17	17
Total	277				277	239	270	287	273	267

Worldwide Marketing
Gasoline	1,129				1,129	1,023	1,176	1,189	1,224	1,154
Distillates	1,011				1,011	818	947	1,074	996	959
Other	17				17	18	18	17	17	17
Total	2,157				2,157	1,859	2,141	2,280	2,237	2,130

Foreign Currency Gains (Losses) Pre-Tax	1				1	—	1	—	(1)	—

Reconciliation of Marketing and Specialties Income before Income Taxes to Adjusted EBITDA
Income before income taxes	316				316	290	476	545	498	1,809
Plus:
Depreciation and amortization	27				27	27	30	27	29	113
EBITDA	343				343	317	506	572	527	1,922

Special Item Adjustments (pre-tax):
Pension settlement expense	—				—	—	3	2	1	6
EBITDA, Adjusted for Special Items	343				343	317	509	574	528	1,928

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	6				6	5	6	7	6	24
Proportional share of selected equity affiliates net interest	5				5	4	4	4	4	16
Proportional share of selected equity affiliates depreciation and amortization	21				21	17	17	17	18	69
Adjusted EBITDA	375				375	343	536	602	556	2,037

Phillips 66 Earnings Release Supplemental Data

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes	(249)				(249)	(251)	(246)	(231)	(246)	(974)

Detail of Loss before Income Taxes
Net interest expense	(132)				(132)	(143)	(141)	(148)	(151)	(583)
Corporate overhead and other	(117)				(117)	(108)	(105)	(83)	(95)	(391)
Total	(249)				(249)	(251)	(246)	(231)	(246)	(974)

Net Interest Expense
Interest expense	(144)				(144)	(150)	(148)	(159)	(151)	(608)
Capitalized interest	9				9	4	5	8	10	27
Loss on early debt retirement	—				—	—	—	—	(13)	(13)
Interest income	3				3	3	2	3	3	11
Total	(132)				(132)	(143)	(141)	(148)	(151)	(583)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(249)				(249)	(251)	(246)	(231)	(246)	(974)
Plus:
Net interest expense	132				132	143	141	148	151	583
Depreciation and amortization	19				19	20	22	21	20	83
EBITDA	(98)				(98)	(88)	(83)	(62)	(75)	(308)

Special Item Adjustments (pre-tax):
Pension settlement expense	—				—	—	2	1	1	4
EBITDA, Adjusted for Special Items	(98)				(98)	(88)	(81)	(61)	(74)	(304)

Other Adjustments (pre-tax):
None	—				—	—	—	—	—	—
Adjusted EBITDA	(98)				(98)	(88)	(81)	(61)	(74)	(304)

Foreign Currency Losses Pre-Tax	(1)				(1)	(1)	(1)	—	—	(2)

Phillips 66 Total Company Debt
Total Debt	14,434				14,434	15,422	15,413	14,910	14,448	14,448
Debt-to-Capital Ratio (%)	39%				39%	43%	43%	42%	40%	40%

Total Equity	22,121				22,121	20,457	20,602	20,597	21,637	21,637

RECONCILIATION OF CONSOLIDATED NET INCOME (LOSS) TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income (loss)	657				657	(639)	374	488	1,371	1,594
Plus:
Income tax expense (benefit)	171				171	(132)	62	(40)	256	146
Net interest expense	132				132	143	141	148	151	583
Depreciation and amortization	338				338	356	364	361	524	1,605
Phillips 66 EBITDA	1,298				1,298	(272)	941	957	2,302	3,928

Special Item Adjustments (pre-tax):
Impairments	—				—	198	—	1,298	—	1,496
Certain tax impacts	—				—	—	—	—	(11)	(11)
Pension settlement expense	—				—	—	47	20	10	77
Hurricane-related costs	17				17	—	—	11	34	45
Winter-storm-related costs	—				—	46	19	—	(14)	51
Alliance shutdown-related costs	—				—	—	—	—	31	31
Regulatory compliance costs	—				—	—	—	—	(88)	(88)
Total Special Item Adjustments (pre-tax)	17				17	244	66	1,329	(38)	1,601
Change in Fair Value of NOVONIX Investment*	158				158	—	—	(224)	(146)	(370)
Phillips 66 EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment**	1,473				1,473	(28)	1,007	2,062	2,118	5,159

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	37				37	33	57	44	48	182
Proportional share of selected equity affiliates net interest	59				59	60	61	59	62	242
Proportional share of selected equity affiliates depreciation and amortization	201				201	202	202	204	204	812
Adjusted EBITDA attributable to joint venture partners' noncontrolling interests	(24)				(24)	(18)	(20)	(22)	(21)	(81)
Adjusted EBITDA attributable to public ownership interest in PSXP†	(82)				(82)	(83)	(95)	(103)	(112)	(393)
Phillips 66 Adjusted EBITDA**	1,664				1,664	166	1,212	2,244	2,299	5,921
* See NOVONIX Investment table on page 5 for more details.
** Prior period information has been recasted to exclude the change in fair value of our investment in NOVONIX.
† On March 9, 2022, Phillips 66 Partners LP became a wholly owned subsidiary of Phillips 66.

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," and "realized marketing fuel margin per barrel." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.
Changes in Presentation – In the first quarter of 2022, we started presenting our investment in NOVONIX Limited as a separate business line of our Midstream segment. This investment was previously included in the NGL and Other business line since we acquired it in September 2021. We also started presenting certain Transportation and NGL and Other business line information separately that was previously combined (e.g., EBITDA and Adjusted EBITDA). In addition, as noted above, we revised the calculation of Adjusted EBITDA for the company and our Midstream segment. We have recasted prior period information to reflect these changes.

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income (loss) before income taxes	143				143	(153)	(110)	90	137	(36)
Plus:
Taxes other than income taxes	19				19	20	18	15	16	69
Depreciation, amortization and impairments	52				52	52	52	52	54	210
Selling, general and administrative expenses	14				14	14	18	19	19	70
Operating expenses	296				296	230	217	239	295	981
Equity in losses of affiliates	3				3	2	2	3	2	9
Other segment (income) expense, net	12				12	—	(8)	6	11	9
Proportional share of refining gross margins contributed by equity affiliates	23				23	43	42	19	19	123
Special items:
Certain tax impacts	—				—	—	—	—	(4)	(4)
Regulatory compliance costs	—				—	—	—	—	(20)	(20)
Realized refining margins	562				562	208	231	443	529	1,411

Total processed inputs (MB)	48,015				48,015	42,826	49,979	47,792	48,100	188,697
Adjusted total processed inputs (MB)	48,015				48,015	42,826	49,979	47,792	48,100	188,697

Income (loss) before income taxes ($/BBL)**	2.98				2.98	(3.57)	(2.20)	1.88	2.85	(0.19)
Realized refining margins ($/BBL)***	11.71				11.71	4.86	4.63	9.27	11.00	7.48

GULF COAST
Income (loss) before income taxes	4				4	(253)	(264)	(1,333)	(39)	(1,889)
Plus:
Taxes other than income taxes	27				27	27	25	13	8	73
Depreciation, amortization and impairments	51				51	77	77	1,361	150	1,665
Selling, general and administrative expenses	11				11	10	14	15	11	50
Operating expenses	307				307	321	299	312	377	1,309
Equity in losses of affiliates	2				2	3	—	1	7	11
Other segment income, net	—				—	—	(6)	(1)	—	(7)
Proportional share of refining gross margins contributed by equity affiliates	—				—	—	—	—	—	—
Special items:
Regulatory compliance costs	—				—	—	—	—	(28)	(28)
Realized refining margins	402				402	185	145	368	486	1,184

Total processed inputs (MB)	52,151				52,151	54,560	69,364	64,016	52,919	240,859
Adjusted total processed inputs (MB)	52,151				52,151	54,560	69,364	64,016	52,919	240,859

Income (loss) before income taxes ($/BBL)**	0.08				0.08	(4.64)	(3.81)	(20.82)	(0.74)	(7.84)
Realized refining margins ($/BBL)***	7.71				7.71	3.39	2.10	5.75	9.19	4.92

CENTRAL CORRIDOR
Income (loss) before income taxes	(135)				(135)	(248)	(82)	229	171	70
Plus:
Taxes other than income taxes	18				18	15	11	12	13	51
Depreciation, amortization and impairments	35				35	34	34	34	37	139
Selling, general and administrative expenses	14				14	7	7	10	8	32
Operating expenses	184				184	205	125	126	191	647
Equity in (earnings) losses of affiliates	16				16	117	65	(31)	13	164
Other segment income, net	(4)				(4)	(2)	(8)	—	(1)	(11)
Proportional share of refining gross margins contributed by equity affiliates	205				205	86	125	201	197	609
Special items:
Regulatory compliance costs	—				—	—	—	—	(27)	(27)
Realized refining margins	333				333	214	277	581	602	1,674

Total processed inputs (MB)	23,691				23,691	19,754	23,466	26,373	26,002	95,595
Adjusted total processed inputs (MB)*	42,267				42,267	35,711	43,189	46,592	47,738	173,230

Income (loss) before income taxes ($/BBL)**	(5.70)				(5.70)	(12.55)	(3.49)	8.68	6.58	0.73
Realized refining margins ($/BBL)***	7.89				7.89	5.97	6.40	12.47	12.60	9.65

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Income (loss) before income taxes	111				111	(386)	(273)	(112)	77	(694)
Plus:
Taxes other than income taxes	24				24	23	22	4	—	49
Depreciation, amortization and impairments	60				60	54	57	57	72	240
Selling, general and administrative expenses	9				9	11	10	11	9	41
Operating expenses	305				305	382	281	266	291	1,220
Other segment (income) expense, net	1				1	2	(2)	2	2	4
Special items:
Regulatory compliance costs	—				—	—	—	—	(13)	(13)
Realized refining margins	510				510	86	95	228	438	847

Total processed inputs (MB)	28,877				28,877	25,917	28,158	30,558	28,361	112,994
Adjusted total processed inputs (MB)	28,877				28,877	25,917	28,158	30,558	28,361	112,994

Income (loss) before income taxes ($/BBL)**	3.84				3.84	(14.89)	(9.70)	(3.67)	2.71	(6.14)
Realized refining margins ($/BBL)***	17.68				17.68	3.33	3.37	7.46	15.41	7.49

WORLDWIDE
Income (loss) before income taxes	123				123	(1,040)	(729)	(1,126)	346	(2,549)
Plus:
Taxes other than income taxes	88				88	85	76	44	37	242
Depreciation, amortization and impairments	198				198	217	220	1,504	313	2,254
Selling, general and administrative expenses	48				48	42	49	55	47	193
Operating expenses	1,092				1,092	1,138	922	943	1,154	4,157
Equity in (earnings) losses of affiliates	21				21	122	67	(27)	22	184
Other segment (income) expense, net	9				9	—	(24)	7	12	(5)
Proportional share of refining gross margins contributed by equity affiliates	228				228	129	167	220	216	732
Special items:
Certain tax impacts	—				—	—	—	—	(4)	(4)
Regulatory compliance costs	—				—	—	—	—	(88)	(88)
Realized refining margins	1,807				1,807	693	748	1,620	2,055	5,116

Total processed inputs (MB)	152,734				152,734	143,057	170,967	168,739	155,382	638,145
Adjusted total processed inputs (MB)*	171,310				171,310	159,014	190,690	188,958	177,118	715,780

Income (loss) before income taxes ($/BBL)**	0.81				0.81	(7.27)	(4.26)	(6.67)	2.23	(3.99)
Realized refining margins ($/BBL)***	10.55				10.55	4.36	3.92	8.57	11.60	7.15

* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income before income taxes	191				191	199	366	354	261	1,180
Plus:
Depreciation and amortization	3				3	3	5	3	3	14
Selling, general and administrative expenses	182				182	165	198	201	194	758
Equity in earnings of affiliates	(7)				(7)	(2)	(15)	(18)	(13)	(48)
Other operating revenues*	(107)				(107)	(86)	(110)	(120)	(108)	(424)
Other expense, net	6				6	4	2	2	1	9
Realized marketing fuel margins	268				268	283	446	422	338	1,489

Total fuel sales volumes (MB)	169,196				169,196	145,794	170,228	183,332	180,748	680,102

Income before income taxes ($/BBL)	1.13				1.13	1.36	2.15	1.93	1.44	1.74
Realized marketing fuel margins ($/BBL)**	1.59				1.59	1.94	2.62	2.29	1.87	2.19

INTERNATIONAL
Income before income taxes	23				23	48	48	128	179	403
Plus:
Depreciation and amortization	18				18	19	19	18	20	76
Selling, general and administrative expenses	63				63	60	60	64	69	253
Equity in earnings of affiliates	(26)				(26)	(24)	(31)	(30)	(28)	(113)
Other operating (revenues) expenses*	(12)				(12)	(5)	(10)	9	14	8
Other expense, net	4				4	1	—	2	4	7
Marketing margins	70				70	99	86	191	258	634
Less: margin for nonfuel related sales	13				13	13	15	13	12	53
Realized marketing fuel margins	57				57	86	71	178	246	581

Total fuel sales volumes (MB)	24,926				24,926	21,474	24,539	26,427	25,089	97,529

Income before income taxes ($/BBL)	0.92				0.92	2.24	1.96	4.84	7.13	4.13
Realized marketing fuel margins ($/BBL)**	2.30				2.30	4.01	2.89	6.75	9.81	5.96

* Includes other nonfuel revenues and expenses.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income (loss) before income taxes	828				828	(771)	436	448	1,627	1,740
Special items	17				17	244	66	1,329	123	1,762
Adjusted income (loss) before income taxes	845				845	(527)	502	1,777	1,750	3,502

Income tax expense (benefit)	171				171	(132)	62	(40)	256	146
Special items	4				4	48	33	326	98	505
Adjusted income tax expense (benefit)	175				175	(84)	95	286	354	651

Effective tax rate (%)	20.7%				20.7%	17.1%	14.2%	(8.9)%	15.7%	8.4%
Adjusted effective tax rate (%)	20.7%				20.7%	15.9%	18.9%	16.1%	20.2%	18.6%